SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 16, 2007

Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
HLI Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15300 Centennial Drive, Northville, Michigan 48168

(Address of principal executive offices)          (Zip Code)
(734) 737-5000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This amended report on Form 8-K is being filed to remove a document that was inadvertently filed with the Form 8-K.

SIGNATURES
EXHIBIT INDEX
Press Release Issued March 16, 2007
Equity Purchase and Commitment Agreement
Registration Rights Agreement
Form of Standstill Agreement
Form of Standstill Agreement
Press Release Issued March 16, 2007

ITEM 1.01. Entry into a Material Definitive Agreement.
     On March 16, 2007, Hayes Lemmerz International, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors has approved a rights offering (the “Rights Offering”) of up to $180 million of the Company’s common stock, par value $.01 per share (the “Common Stock”) to its stockholders. The subscription price for the Common Stock offered in the Rights Offering will be $3.25 per share, which represents a 31.8% discount to the average closing price for the Company’s Common Stock during the past 10 trading days. The Company will use the net proceeds of the Rights Offering to repurchase outstanding 10-1/2% Senior Notes due 2010 (the “Senior Notes”) issued by its subsidiary, HLI Operating Company, Inc., and to pay any required fees and expenses related to the Rights Offering. The Rights Offering is conditioned upon, among other things, approval of the Rights Offering by the Company’s stockholders at a Special Meeting of Stockholders and the effectiveness of a registration statement filed on March 16, 2007 with the Securities and Exchange Commission (“SEC”).
Equity Purchase and Commitment Agreement
     In connection with the Rights Offering, on March 16, 2007, the Company entered into an Equity Purchase and Commitment Agreement (the “Equity Agreement”), with Deutsche Bank Securities, Inc. (“Deutsche Bank”), pursuant to which, Deutsche Bank has agreed to backstop the Rights Offering by purchasing all shares of Common Stock offered in the Rights Offering and not purchased at the close of the Rights Offering. SPCP Group, LLC, an affiliate of Silver Point Capital, L.P. (“SPCP Group”), has agreed with Deutsche Bank to acquire one-half of the shares of Common Stock that Deutsche Bank is obligated to purchase pursuant to its backstop obligation.
     The Equity Agreement also gives Deutsche Bank the option to make a direct investment (the “Direct Investment Option”) of up to $18 million in the Company’s Common Stock at the subscription price of $3.25 per share. If Deutsche Bank exercises all or any portion of the Direct Investment Option, the number of shares that each holder will be entitled to purchase pursuant to the Rights Offering will be proportionately reduced to reflect Deutsche Bank’s purchase of such shares. In addition, if Deutsche Bank exercises the Direct Investment Option, the gross proceeds to be raised from the Company’s stockholders in the Rights Offering will be reduced by the aggregate purchase price of the shares purchased by Deutsche Bank, but the total gross proceeds received by the Company will remain the same.
     With respect to both its standby commitment in the Rights Offering and the Direct Investment Option, Deutsche Bank may elect to assign some or all of its rights to purchase shares of the Company’s Common Stock to such additional investors as are reasonably acceptable to the Company (“Additional Investors”). If Deutsche Bank assigns some or all of its rights to purchase shares of the Company’s Common Stock to a limited number of Additional Investors, no such Additional Investor may acquire shares of the Company’s Common Stock that would result in it beneficially owning more than 15% of the Company’s total issued and outstanding Common Stock after consummation of the Rights Offering.
     Pursuant to the Equity Agreement, Deutsche Bank’s backstop commitment is subject to several conditions including, among others, the amendment of the Company’s Amended and Restated Credit Agreement, or the refinancing of the debt subject thereto, to permit the repurchase of the Senior Notes and the placement of a portion of the Company’s debt outside the

United States. The Company intends to amend the Amended and Restated Credit Agreement or refinance the debt subject thereto in conjunction with the closing of the Rights Offering.
     In connection with the Equity Agreement, the Company agreed with each of Deutsche Bank and SPCP Group that, upon the closing of the transactions contemplated by the Equity Agreement, the Company will enter into Standstill and Director Nomination Agreements (collectively, the “Standstill Agreement”), pursuant to which each of Deutsche Bank and SPCP Group will, for a period of thirty months following the closing of the Rights Offering (unless earlier terminated upon the happening of certain events), be prohibited from (i) directly or indirectly acquiring Common Stock that would result in Deutshe Bank beneficially owning more than 45%, or SPCP Group owning more than 30%, of the Company’s issued and outstanding Common Stock, unless such transaction is approved by a committee of independent directors of the Company’s Board of Directors or (ii) taking certain other actions, including soliciting proxies, making acquisition proposals, or calling special meetings. Pursuant to the Standstill Agreement, Deutsche Bank and SPCP Group will, in the aggregate, be entitled to designate up to three individuals to fill newly-established seats on the Company’s Board of Directors on a sliding scale based on then current ownership of the Common Stock by Deutsche Bank and SPCP Group.
Registration Rights Agreement
     In connection with the Equity Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Deutsche Bank and SPCP Group, pursuant to which the Company has agreed, among other things, to register with the SEC the resale of the shares of the Company’s Common Stock acquired by Deutsche Bank, SPCP Group, and any Additional Investors in the Rights Offering and pursuant to the Direct Investment Option.
     The foregoing descriptions of the Equity Agreement, Registration Rights Agreement and Standstill Agreement are qualified in their entirety by the terms of the Equity Agreement, Registration Rights Agreement and Standstill Agreement, copies of which are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and incorporated by reference herein.
ITEM 2.02. Results of Operations and Financial Condition.
     On March 16, 2007, the Company issued a press release announcing preliminary results for the fiscal year ended January 31, 2007 and earnings guidance for the fiscal year ending January 31, 2008, and that it will hold a conference call to discuss its earnings for the fiscal year ended January 31, 2007 on April 4, 2007. A copy of the press release is attached hereto as Exhibit 99.6.
     The press release includes references to Adjusted EBITDA. EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude asset impairment losses and other restructuring charges, reorganization items and other items. Management of the Company references these non-GAAP financial measures frequently in its decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. The Company uses Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA.
     The information contained in this Item 2.02 and in Exhibit 99.6 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference such item in this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
     The information contained herein is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time.
Forward Looking Statements
     This information contained in this report contains forward-looking statements which are subject to uncertainties that could cause actual future events and results of the Company to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements. There can be no assurance that any forward-looking statements will be realized. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the risks described in the Company’s most recent Annual Report on Form 10-K and the Company’s other reports filed with the SEC. All such forward-looking statements speak only as of the date hereof. Although the Company believes the expectations reflected in the forward-looking statements at the time they are made are reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.
     You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information contained herein as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Company’s filings with the SEC at www.sec.gov, many of which are beyond the Company’s control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: March 16, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: March 16, 2007

EXHIBIT INDEX
Exhibit No.     Description

Exhibit No.	Description
99.1	Press Release Issued by Hayes Lemmerz International, Inc. on March 16, 2007 announcing the Rights Offering.
99.2	Equity Purchase and Commitment Agreement, dated as of March 16, 2007, by and between Hayes Lemmerz International, Inc. and Deutsche Bank Securities, Inc.
99.3	Registration Rights Agreement, dated as of March 16, 2007, by and between Hayes Lemmerz International, Inc., Deutsche Bank Securities, Inc. and SPCP Group, LLC.
99.4	Form of Standstill Agreement, to be entered into at Closing of Rights Offering, by and between Hayes Lemmerz International, Inc. and Deutsche Bank Securities, Inc.
99.5	Form of Standstill Agreement, to be entered into at Closing of Rights Offering, by and between Hayes Lemmerz International, Inc. and SPCP Group, LLC.
99.6	Press Release Issued by Hayes Lemmerz International, Inc. on March 16, 2007 announcing preliminary results for the full fiscal 2006 and earnings guidance for the full fiscal year 2007.